Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock

of

MAXYGEN, INC.

Pursuant to the Offer to Purchase for Cash, dated November 13, 2009

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT

12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 11, 2009,

UNLESS MAXYGEN EXTENDS THE OFFER.

The depositary for the tender offer is:

COMPUTERSHARE TRUST COMPANY, N.A.

By First Class Mail: Computershare Trust Company, N.A. c/o Corporate Actions – Maxygen, Inc. P.O. Box 43011 Providence, RI 02940-3011	By Overnight Delivery: Computershare Trust Company, N.A. c/o Corporate Actions – Maxygen, Inc. 250 Royall Street Canton, MA 02021

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate(s) Tendered (Attach and sign additional list if necessary)
	Certificate Number(s)*	Number of Shares Represented by Certificate(s)	Number of Shares Tendered**	Book Shares Tendered

Total Shares Tendered*

Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration*** (attach additional signed list if necessary) (See Instruction 7):

*         Need not complete if shares are delivered by book-entry transfer.

**       If you desire to tender fewer than all shares evidenced by any certificate(s) listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.

***     If you do not designate an order and Maxygen purchases less than all shares tendered due to proration, the depositary will select the shares that Maxygen will purchase. See Instruction 7.

You should read this letter of transmittal and the accompanying instructions before you complete it. Delivery of this letter of transmittal to an address other than one of those set forth above will not constitute a valid delivery. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY. Deliveries to Maxygen, Okapi Partners LLC or The Depository Trust Company will not be forwarded to the depositary and therefore will not constitute valid delivery to the depositary.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED

You should complete this letter of transmittal only if:

•

You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

•

You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company pursuant to Section 3 of the offer to purchase for cash and you are not using an Agent’s Message (as defined in Instruction 2). (Delivery of the documents to the Book-entry Transfer Facility will not constitute delivery to the depositary.)

If you want to tender your shares into the Offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before the Offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase for cash. See Instruction 2.

VOLUNTARY CORPORATE ACTION COY MAXY

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	Check here if you are delivering tendered shares pursuant to a notice of guaranteed delivery that you previously sent to the depositary. Enclose a photocopy of your notice of guaranteed delivery and complete the following:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	Check here if any certificates evidencing the shares you are tendering with this letter of transmittal have been lost, stolen, destroyed or mutilated. If you check this box, you must complete an affidavit of loss and return it with your letter of transmittal. You should call Computershare Trust Company, N.A., the transfer agent, at (800) 546-5141 or (781) 575-2765 to get information about the requirements for replacement. You may be required to post a bond to secure against the risk that certificates may be subsequently recirculated. Please call Computershare Trust Company, N.A. immediately to obtain an affidavit of loss, to receive further instructions on how to proceed, and to determine whether you will need to post a bond, so that the timely processing of this letter of transmittal will not be impeded. See Instruction 16.

☐	Check here if you are a financial institution that is a participant in The Depository Trust Company’s system and you are delivering the tendered shares by book-entry transfer to an account maintained by the depositary at The Depository Trust Company, and complete the following:

Name(s) of Tendering Institution(s):

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY CHECK EXACTLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY SHARES.

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THE PRICE AT WHICH YOU ARE TENDERING SHARES

(See Instruction 5)

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER: (See Instruction 5)

☐	The undersigned wants to maximize the chance of having Maxygen purchase all shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Maxygen pursuant to the Offer (the “Purchase Price”). This action could result in receiving a price per share as low as $5.30 per share.

– OR –

SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER: (See Instruction 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders shares at the price checked. This action will result in none of the shares being purchased if the Purchase Price is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate letter of transmittal for each price at which the stockholder tenders shares. You cannot tender the same shares at more than one price, unless you have previously validly withdrawn those shares tendered at a different price in accordance with Section 4 of the offer to purchase for cash.

Price (in Dollars) Per Share at Which Shares Are Being Tendered

☐ $5.30                    ☐ $5.50                    ☐ $5.70

  ☐ $5.90                    ☐ $6.10

You WILL NOT have validly tendered your shares

unless you check ONE AND ONLY ONE BOX IN THIS FRAME

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ODD LOTS

(See Instruction 6)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares.

On the date hereof, the undersigned either (check ONE box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares, or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

In addition, the undersigned is tendering shares (check ONE box):

☐	at the Purchase Price, which will be determined by Maxygen in accordance with the terms of the Offer (persons checking this box should check the box under the heading “Shares Tendered at Price Determined Pursuant to the Offer” above), or

☐	at the price per share indicated under the heading “Shares Tendered at Price Determined by Stockholder.”

CONDITIONAL TENDER

(See Instruction 11)

A tendering stockholder may condition his, her or its tender of shares upon Maxygen purchasing a specified minimum number of the shares tendered, as described in Section 6 of the offer to purchase for cash. Unless Maxygen purchases at least the minimum number of shares you indicate below pursuant to the terms of the Offer, Maxygen will not purchase any of the shares tendered below. It is the tendering stockholder’s responsibility to calculate that minimum number and each stockholder should consult his, her or its own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of shares that Maxygen must purchase from you if Maxygen purchases any shares from you, Maxygen will deem your tender unconditional.

☐	The minimum number of shares that Maxygen must purchase from me, if Maxygen purchases any shares from me, is: shares.

If, because of proration, Maxygen will not purchase the minimum number of shares from you that you designate, Maxygen may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, a conditionally tendering stockholder must have tendered all of his, her or its shares. To certify that you are tendering all of your shares if conditional tenders are purchased by random lot, check the box below.

☐	The tendered shares represent all shares held by the undersigned.

VOLUNTARY CORPORATE ACTION COY MAXY

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1 and 10)

Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any applicable U.S. withholding taxes) and any certificate for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(See Substitute Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1 and 10)

Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificate for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(See Substitute Form W-9 Included Herewith)

VOLUNTARY CORPORATE ACTION COY MAXY

Ladies and Gentlemen:

The undersigned hereby tenders to Maxygen, Inc., a Delaware corporation (“Maxygen”), the above-described shares of Maxygen’s common stock, par value $0.0001 per share. Unless otherwise indicated, all references to shares are to shares of Maxygen’s common stock, par value $0.0001 per share.

The tender of the shares is being made at the price per share indicated in this letter of transmittal, net to the seller in cash, less applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in this letter of transmittal and in Maxygen’s offer to purchase for cash, dated November 13, 2009 (which together, as they may be amended and supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this letter of transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Maxygen all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (2) orders the registration of any shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Maxygen; and (3) appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of Maxygen, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) deliver certificates representing the shares or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the “Book-entry Transfer Facility”), together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of Maxygen, upon receipt by the depositary, as the undersigned’s agent, of the Purchase Price (as defined below) with respect to such shares;

(b) present certificates representing such shares for cancellation and transfer on Maxygen’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that Maxygen will, upon the terms and subject to the conditions of the Offer, determine a single per share price, not greater than $6.10 nor less than $5.30 per share (the “Purchase Price”), which it will pay for shares validly tendered and not validly withdrawn pursuant to the Offer, after taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Maxygen will select the lowest purchase price that will allow it to purchase 6,557,377 shares or, if a lesser number of shares is validly tendered and not validly withdrawn, all such shares that are validly tendered and not validly withdrawn. The undersigned further understands that Maxygen reserves the right to purchase more than 6,557,377 shares pursuant to the Offer, subject to certain limitations and legal requirements as set forth in the Offer. Maxygen will purchase all shares validly tendered and not validly withdrawn at or below the Purchase Price, subject to the conditions of the Offer and the “odd lot” priority, proration and conditional tender provisions described in the offer to purchase for cash. The undersigned understands that all stockholders whose shares are purchased by Maxygen will receive the same purchase price for each share purchased in the Offer.

The undersigned hereby covenants, represents and warrants to Maxygen that:

(a) the undersigned has a “net long position” in the shares, within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at least equal to the number of shares being tendered and is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

(b) the undersigned has full power of authority to tender, sell, assign and transfer the shares tendered hereby;

(c) at the time and to the extent that Maxygen accepts the shares for purchase, Maxygen will acquire good and marketable title to such shares, free and clear of all security interests, liens, restrictions, claims,

VOLUNTARY CORPORATE ACTION COY MAXY

charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

(d) the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Maxygen to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase; and

(e) the undersigned has read and agrees to all of the terms of the Offer.

The undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase for cash and in the Instructions to this letter of transmittal will constitute an agreement between the undersigned and Maxygen upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Maxygen pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the offer to purchase for cash, Maxygen may terminate or amend the Offer, or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for shares not tendered or not purchased (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that Maxygen has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase for cash, this Offer is irrevocable.

VOLUNTARY CORPORATE ACTION COY MAXY

STOCKHOLDER(S) SIGN HERE

(See Instructions 1 and 8)

(Please Complete and Return the Attached Substitute Form W-9 Below)

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by stock certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

Signature(s) of Stockholder(s)

Dated:

Name(s):

(Please Print)

Capacity (full title):

Name(s):

(Please Print)

Address:

(Please Include Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

VOLUNTARY CORPORATE ACTION COY MAXY

GUARANTEE OF SIGNATURE(S)

(If Required, See Instruction 1 and 8)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

(Area Code) Telephone No.:

Dated:

VOLUNTARY CORPORATE ACTION COY MAXY

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided in this Instruction, all signatures on this letter of transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this letter of transmittal need not be guaranteed if either (a) this letter of transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this letter of transmittal, shall include any participant in the Book-entry Transfer Facility whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this letter of transmittal, or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. You should use this letter of transmittal only if you are (a) forwarding certificates with this letter of transmittal, (b) causing the shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the offer to purchase for cash, or (c) delivering certificates or causing shares to be delivered by book-entry transfer procedures under a notice of guaranteed delivery previously sent to the depositary. For your shares to be properly tendered, EITHER (1) OR (2) below must happen:

(1) The depositary must receive all of the following at one of its addresses set forth above in this letter of transmittal before or on the date the Offer expires:

•	either (a) the certificate(s) for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in Section 3 of the offer to purchase for cash;

•

either (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an “Agent’s Message” (as defined in this Instruction 2) in the case of a book-entry transfer; and

•	any other documents required by this letter of transmittal.

(2) You must comply with the guaranteed delivery procedure set forth below.

The term “Agent’s Message” means a message transmitted by the Book-entry Transfer Facility to, and received by, the depositary, which states that the Book-entry Transfer Facility has received an express acknowledgment from the participant in the Book-entry Transfer Facility tendering the shares, that the participant has received and agrees to be bound by the terms of the letter of transmittal, and that Maxygen may enforce this agreement against the participant.

Guaranteed Delivery. If you cannot deliver your shares and all other required documents to the depositary by the “Expiration Date” (as specified in Section 1 of the offer to purchase for cash), or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your shares, pursuant to the guaranteed delivery procedure described in Section 3 of the offer to purchase for cash, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Maxygen, specifying the price at which you are tendering your shares, including (where required) a Signature Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery, (2) arrange for the depositary to receive the notice of guaranteed delivery by the Expiration Date, and (3) ensure that the depositary receives the certificates for all physically tendered shares or book-entry confirmation of electronic delivery of shares, as the case may be, together with a

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properly completed and duly executed letter of transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this letter of transmittal, within three Nasdaq Global Market trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase for cash.

The notice of guaranteed delivery may be delivered by facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the Expiration Date.

The method of delivery of all documents, including the letter of transmittal and certificates for shares, is at the option and risk of the tendering stockholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure delivery.

Except as specifically permitted by Section 6 of the offer to purchase for cash, Maxygen will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this letter of transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered shares.

3. Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of shares represented by the certificate(s) and the number of shares tendered with respect to each certificate on a separate signed schedule attached to this letter of transmittal.

4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If you wish to tender fewer than all of the shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of shares that you wish to tender in the column entitled “Number of Shares Tendered.” In this case, if Maxygen purchases some but not all of the shares that you tender, Maxygen will issue to you a new certificate for the unpurchased shares. The new certificate will be sent to the registered holder(s) promptly after the Expiration Date. Unless you indicate otherwise, all shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the Book-entry Transfer Facility, any tendered but unpurchased shares will be credited to the appropriate account maintained by the tendering stockholder at the Book-entry Transfer Facility. In each case, shares will be returned or credited without expense to the stockholder.

5. Indication of Price at Which Shares are Being Tendered. In order to validly tender your shares, you must complete the pricing section of this letter of transmittal by checking either:

(a) the box under “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER” in order to maximize the chance of having Maxygen purchase all of the shares that you tender (subject to the possibility of proration); OR

(b) one of the boxes indicating the price per share at which you are tendering shares in the section entitled “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER.”

YOU MUST CHECK ONE, AND ONLY ONE, BOX. If you check more than one box or no boxes, then you will be deemed not to have validly tendered your shares. If you wish to tender portions of your different stock holdings at different prices, you must complete a separate letter of transmittal for each price at which you wish to tender each such portion of your share holdings. You cannot tender the same shares at more than one price (unless, prior to tendering previously tendered shares at a new price, you validly withdrew those shares in accordance with Section 4 of the offer to purchase for cash).

By checking the box under “Shares Tendered at Price Determined Pursuant to the Offer,” you agree to accept the Purchase Price resulting from the Offer process, which may be as low as $5.30 and as high as

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$6.10 per share. By checking a box under “Shares Tendered at Price Determined by Stockholder,” you acknowledge that doing so could result in none of the shares you tender being purchased if the Purchase Price for the shares turns out to be less than the price you selected.

6. Odd Lots. As described in Section 1 of the offer to purchase for cash, if Maxygen purchases fewer than all shares properly tendered before the Expiration Date and not properly withdrawn, Maxygen will first purchase all shares tendered by any stockholder who (a) owns, beneficially or of record, an aggregate of fewer than 100 shares, and (b) tenders all of his, her or its shares at or below the Purchase Price. You will only receive this preferential treatment if you own fewer than 100 shares and tender ALL of the shares you own at or below the Purchase Price. Even if you otherwise qualify for “odd lot” preferential treatment, you will not receive such preference unless you complete the section entitled “Odd Lots” in this letter of transmittal.

7. Order of Purchase in the Event of Proration. As described in Section 1 of the offer to purchase for cash, stockholders may specify the order in which their shares are to be purchased in the event that, as a result of proration or otherwise, Maxygen purchases some but not all of the tendered shares pursuant to the terms of the Offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the shares that Maxygen purchases. See Sections 1, 6 and 14 of the offer to purchase for cash.

8. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a) Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) Joint Holders. If the shares tendered hereby are registered in the names of two or more persons, ALL such persons must sign this letter of transmittal.

(c) Different Names on Certificates. If any tendered shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

(d) Endorsements. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to Maxygen that such person has authority so to act.

9. Stock Transfer Taxes. Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. Maxygen will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the Offer. If, however:

(a) payment of the Purchase Price is to be made to any person other than the registered holder(s);

(b) certificate(s) for shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such shares; OR

VOLUNTARY CORPORATE ACTION COY MAXY

(c) tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this letter of transmittal.

10. Special Payment and Delivery Instructions. If any of the following conditions holds:

(a) check(s) for the Purchase Price of any shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this letter of transmittal;

(b) check(s) for the Purchase Price are to be sent to any person other than the person signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address; or

(c) certificates for any shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this letter of transmittal,

then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this letter of transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

11. Conditional Tenders. As described in Sections 1 and 6 of the offer to purchase for cash, stockholders may condition their tenders on Maxygen purchasing all of their shares, or specify a minimum number of shares that Maxygen must purchase for the tender of any of their shares to be effective. If you wish to make a conditional tender, you must indicate this choice in the box entitled “Conditional Tender” in this letter of transmittal or, if applicable, the notice of guaranteed delivery; and you must calculate and appropriately indicate, in the space provided, the minimum number of shares that Maxygen must purchase if Maxygen purchases any shares.

As discussed in Sections 1 and 6 of the offer to purchase for cash, proration may affect whether Maxygen accepts conditional tenders. Proration may result in all of the shares tendered pursuant to a conditional tender being deemed to have been withdrawn, if Maxygen could not purchase the minimum number of shares required to be purchased by the tendering stockholder due to proration. If, because of proration, Maxygen will not purchase the minimum number of shares that you designate, Maxygen may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your shares and must have checked the box so indicating. Upon selection by random lot, if any, Maxygen will limit its purchase in each case to the designated minimum number of shares.

If you are an “odd lot” holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is checked and appropriately completed. When deciding whether to tender shares conditionally, each stockholder should consult his, her or its own tax advisor.

12. Taxpayer Identification Number and Certain U.S. Withholding Taxes. Under U.S. federal income tax laws, the depositary will be required to withhold 28% of the amount of any payments made to certain stockholders or other payees pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder that is a U.S. person must provide the depositary with such stockholder’s correct taxpayer identification number (“TIN”) and certify that the stockholder is not subject to backup withholding by

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completing the Substitute Form W-9 set forth below. In certain circumstances, a person acting on behalf of a stockholder that is a U.S. person may be required to file an IRS Form W-8IMY or other applicable IRS Form and all required attachments to establish that a payment to the stockholder is not subject to backup withholding. In order for a Non-U.S. Holder to establish that it is not subject to backup withholding, that stockholder must submit a Form W-8BEN or other applicable form, signed under penalties of perjury, instead of the Substitute Form W-9.

A stockholder is a U.S. person if the stockholder is, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

If the depositary is not provided with correct information on the Substitute Form W-9, the stockholder may be subject to penalties imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding.

In order to satisfy the depositary that a Non-U.S. Holder (as defined in Section 14 of the offer to purchase for cash) is not subject to backup withholding, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the depository.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

In addition, as described in Section 3 of the offer to purchase for cash, unless a reduced rate of withholding tax is applicable pursuant to an income tax treaty, or an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States (and, if an income tax treaty applies, the gross proceeds are attributable to a United States permanent establishment maintained by such Non-U.S. Holder), Maxygen will be required to withhold the U.S. federal withholding tax at a rate of 30% from any gross proceeds paid to a Non-U.S. Holder or his, her or its agent. A Non-U.S. Holder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 14 of the offer to purchase for cash or if such stockholder is entitled to a reduced rate of withholding pursuant to a tax treaty and Maxygen withheld at a higher rate.

In order to obtain a reduced rate of withholding under a tax treaty, a Non-U.S. Holder must deliver to the depositary, before the payment, a properly completed and executed statement claiming such an exemption or

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reduction. Forms for such statements can be obtained from the depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the depositary, before the payment, a properly executed statement claiming such exemption. Forms for such statements can be obtained from the depositary. Non-U.S. Holders should consult their own tax advisors regarding the application of the U.S. federal withholding tax, including their potential eligibility for a withholding tax reduction or exemption, and the refund procedure.

13. Irregularities. Maxygen will determine in its sole discretion all questions as to the Purchase Price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. Maxygen reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Maxygen, be unlawful. Maxygen also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and Maxygen’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Maxygen shall determine. None of Maxygen, the depositary, the information agent, or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

14. Questions; Requests for Assistance and Additional Copies. Please direct any questions or requests for assistance or for additional copies of the offer to purchase for cash, the letter of transmittal or the notice of guaranteed delivery to the information agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

15. Stock Option Plans. If you hold vested options in Maxygen’s stock option plans, then you may tender shares obtained upon the exercise of such vested options in accordance with the terms of the Offer. You must exercise any such stock option(s) at least seven (7) Nasdaq Global Market trading days before the Expiration Date (which, unless the Offer is extended, will require you to exercise such option(s) no later than 5:00 p.m., New York City time, on December 2, 2009) in order to obtain shares to tender before the Expiration Date.

16. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing any shares has been lost, stolen, destroyed or mutilated, you should notify Computershare Trust Company, N.A. (“Computershare”), the transfer agent for the shares, by calling (800) 546-5141 or (781) 575-2765 and ask for instructions on obtaining replacement certificate(s) at the address specified on the cover of this letter of transmittal. Computershare will require you to complete an affidavit of loss and return it to Computershare. You will then be instructed by Computershare as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the original certificate may be subsequently recirculated.

We cannot process this letter of transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the transfer agent, Computershare, immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

Important: The depositary must receive this letter of transmittal (together with certificate(s) for shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the notice of guaranteed delivery, before the Expiration Date.

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Name:
Business Name:
Address:
Please check appropriate category: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ LLC ☐ Other: Enter the Tax Classification (D: disregarded entity; C: corporation; P: partnership):
SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For further instructions, see “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”	Social security number OR Employer Identification number
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 2 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3 —

Awaiting TIN    ☐

(If you check the box in Part 3, also complete the “Certificate of Awaiting Taxpayer Identification Number” below.)

Part 4 — For payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Exempt Payee    ☐

Certification Instructions — You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not received another notification from the IRS that you are no longer subject to backup withholding. The IRS does not require your consent to any provision of this Substitute Form W-9 other than the certifications required to avoid backup withholding.
Signature:
Date:

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN PENALTIES IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:                                                                                                                 Date:

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)(5)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

6.	Disregarded entity not owned by an individual	The owner (5)

7.	A valid trust, estate, or pension trust	The legal entity (4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	The minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or Employer Identification number (if you have one). Do not enter the disregarded entity’s Employer Identification Number.
(4)	First and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
(5)	Caution: A disregarded domestic entity that has a non-U.S. owner must use the appropriate Form W-8. A disregarded foreign entity that has a U.S. owner must use the Substitute Form W-9.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 (continued)

Obtaining a Taxpayer Identification Number

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration Office or on-line at http://www.ssa.gov. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS Web Site at http://www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can obtain Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at http://www.irs.gov.

Payees Exempt from Backup Withholding

If you are an exempt payee, enter your name and check the appropriate box for your status, then check the “Exempt payee” box in Part 4, sign and date the form.

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

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Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an employee stock option plan.

•	Payments of patronage dividends where the amount received is not paid in money.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, CHECK THE BOX IN PART 4 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER THE APPROPRIATE IRS FORM W-8.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The letter of transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth on the first page of this letter of transmittal.

Any questions or requests for assistance or for additional copies of the offer to purchase for cash, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent, Okopi Partners LLC, at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, please contact the depositary.

The information agent for the tender offer is:

780 Third Avenue, 30th Floor

New York, NY 10017

Banks and Brokers Call (212) 297-0720

All Others Call Toll Free (877) 285-5990

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